UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 21, 2005
Date of Report (date of earliest event reported)

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26934 (Commission File Number)	77-0277772 (IRS Employer Identification Number)

5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement

     On July 21, 2005, Hyperion Solutions Corporation (“Hyperion”) entered into new employment agreements for certain existing employees (individually, an “Employee” and collectively, the “Employees”). Hyperion entered into agreements with Jeffrey R. Rodek, its Executive Chairman of the Board, Godfrey R. Sullivan, its President and Chief Executive Officer, David Odell, its Chief Financial Officer, and Mark Cochran, its Vice President, General Counsel and Secretary (individually, an “Agreement” and collectively, the “Agreements”).

     The Agreements for Mr. Sullivan, Mr. Odell and Mr. Cochran are substantially similar to the Form of Employment Agreement attached hereto as Exhibit 10.1. Mr. Rodek’s Agreement is attached hereto as Exhibit 10.2. Under the Agreements, Mr. Rodek will be paid a base salary of $400,000 per year. Mr. Sullivan will be paid a base salary of $535,000 per year and be eligible for an annual target bonus of 100% of his base salary. Mr. Odell will be paid a base salary of $355,000 per year and be eligible for an annual target bonus of 60% of his base salary. Mr. Cochran will be paid a base salary of $286,000 per year and be eligible for an annual target bonus of 60% of his base salary.

     Mr. Rodek’s Agreement is for a one year term, provided that Hyperion may terminate his employment at any time for any reason (or no reason) with 30 days advance written notice. The employment of Mr. Sullivan, Mr. Odell and Mr. Cochran may be terminated by either Hyperion or the respective employee at any time for any reason (or no reason) with 30 days advance written notice. If Hyperion terminates an Employee’s employment for any reason other than permanent disability or cause, then, among other benefits, Hyperion will continue to pay the Employee his base salary for another 12 months.

     In the event that Hyperion is subject to a change in ownership and/or control during the term of the Agreement and (i) within 12 months thereafter, an Employee resigns for good reason; or (ii) within 3 months prior to, or 12 months thereafter, Hyperion terminates an Employee’s employment for any reason other than permanent disability or cause; then, among other benefits, Hyperion will continue to pay the Employee his base salary for another 12 months, and all of the Employee’s unvested stock options, restricted stock, restricted stock units or other similar forms of equity compensation will immediately vest or otherwise become fully available to him.

     Hyperion is also filing as exhibits general forms of equity grant agreements used for grants to, among others, its senior employees, specifically a general form of Stock Option Agreement; and a general form of Restricted Stock Agreement (collectively, the “Equity Grant Documents”).

     The foregoing is a summary description of the terms of the Agreements and the Equity Grant Documents that by its nature is incomplete. It is qualified in the entirety by the text of the Agreements and the Equity Grant Documents, which are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Form of Employment Agreement between Hyperion Solutions Corporation and Godfrey R. Sullivan, David Odell and Mark Cochran.

10.2	Employment Agreement between Hyperion Solutions Corporation and Jeffrey R. Rodek.

99.1	Form of Stock Option Agreement.

99.2	Form of Restricted Stock Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

HYPERION SOLUTIONS CORPORATION

Date: July 22, 2005	By:	/s/ David Odell

Name: David Odell Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Form of Employment Agreement between Hyperion Solutions Corporation and Godfrey R. Sullivan, David Odell and Mark Cochran.

10.2	Employment Agreement between Hyperion Solutions Corporation and Jeffrey R. Rodek.

99.1	Form of Stock Option Agreement.

99.2	Form of Restricted Stock Agreement.